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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 (File No. 333-51633) of our reports dated February 13, 1997, on our audits of financial statements of Canterbury Care Center, Inc., and Related Companies. We also consent to the references to our firm under the caption "Experts."



                                            /s/ Ralph L. Krasik
                                            CUMMINS, KRASIK & HOHL CO.

Columbus, Ohio
June 18, 1998